UNITED STATES  SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    October 20, 2003

EMC CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	1-9853	No. 04-2680009
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

176 South Street, Hopkinton, MA	01748
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (508) 435-1000

N/A

(Former Name or Former Address, if changed since last report)

Item 2.    Acquisition or Disposition of Assets

(a)    On October 20, 2003 (the “Effective Date”), EMC Corporation, a Massachusetts corporation (“EMC”), completed the acquisition of LEGATO Systems, Inc., a Delaware corporation (“LEGATO”), pursuant to the terms of an Agreement and Plan of Merger, dated as of July 7, 2003 (the “Merger Agreement”), by and among EMC, Eclipse Merger Corporation, a wholly-owned subsidiary of EMC (“Eclipse”), and LEGATO. On the Effective Date, Eclipse merged with and into LEGATO (the “Merger”) with LEGATO surviving the Merger as a wholly-owned subsidiary of EMC.

Pursuant to the Merger Agreement and as a result of the Merger, each share of LEGATO common stock outstanding at the effective time of the Merger was converted into the right to receive 0.9 of a share of EMC common stock. In addition, upon completion of the Merger, EMC assumed certain LEGATO stock plans and outstanding options to purchase shares of LEGATO common stock, adjusted to reflect the conversion ratio referred to above. The conversion ratio was determined through arm’s length negotiations. Following consummation of the Merger, LEGATO’s common stock was delisted from the Nasdaq National Market.

The issuance of EMC common stock pursuant to the Merger Agreement as described above was registered under the Securities Act of 1933, as amended, pursuant to EMC’s registration statement on Form S-4 (File No. 333-107530) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on July 31, 2003, as amended by Amendment No. 1 thereto and declared effective on September 12, 2003 and as subsequently amended by Post-Effective Amendment No. 1 thereto filed with the SEC pursuant to Rule 462(d) on October 20, 2003, which post-effective amendment became effective immediately upon filing. The Proxy Statement/Prospectus included in the Registration Statement contains additional information about this transaction. A copy of the Merger Agreement is attached as Exhibit 2.1 to EMC’s Current Report on Form 8-K filed with the SEC on July 8, 2003, and is incorporated herein by reference. A copy of EMC’s press release announcing the effectiveness of the Merger and the framework for the integration of LEGATO into EMC’s operations is attached hereto as Exhibit 99.1. The foregoing description of such documents is qualified in its entirety by reference to such documents, which are attached hereto or incorporated herein by reference.

(b)    LEGATO provides software solutions and services for Information Lifecycle Management. EMC intends to continue to generally use the assets of LEGATO for this purpose.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)    The required financial statements have been previously reported (within the meaning of Rule 12b-2 under the Securities Exchange Act of 1934) by EMC and have been omitted in reliance upon General Instruction B.3 of Form 8-K.

(b)    The required pro forma financial statements have been previously reported (within the meaning of Rule 12b-2 under the Securities Exchange Act of 1934) by EMC and have been omitted in reliance upon General Instruction B.3 of Form 8-K.

(c)    Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger dated as of July 7, 2003 by and among EMC Corporation, Eclipse Merger Corporation and LEGATO Systems, Inc. (incorporated herein by reference to Exhibit 2.1 to EMC’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 8, 2003).

99.1	Press Release dated October 21, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMC CORPORATION

By:	/s/ PAUL T. DACIER
Paul T. Dacier Senior Vice President and General Counsel

Date: October 21, 2003

EXHIBIT INDEX

Item 7.    Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger dated as of July 7, 2003 by and among EMC Corporation, Eclipse Merger Corporation and LEGATO Systems, Inc. (incorporated herein by reference to Exhibit 2.1 to EMC’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 8, 2003).

99.1	Press Release dated October 21, 2003.

5